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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        January 29, 2001
                                                 ------------------------------


                                  MINIMED INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                                             95-4408171
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(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)           Identification No.)


18000 Devonshire Street, Northridge, California                  91325
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code          (818) 362-5958
                                                   ----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

     Beginning on January 29, 2001, MiniMed Inc. will be posting certain information about the Company on its website at www.minimed.com. This information is presented in power point slide format, and is typically disclosed in presentations to investors and others. The information contains descriptions of the Company's business, products, strategies and certain selected financial information and projections, and will be updated and amended from time to time, at the discretion of the Company. This information may be accessed on the Company's website by clicking on the following pathway: "Our Company"/"Investor Relations"/ "Financial Reports"/ "Corporate Slideshow."





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 29, 2001               MINIMED INC.


                                     By: /s/ Eric S. Kentor
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                                     Name: Eric S. Kentor
                                     Its:  Senior Vice President, General
                                           Counsel and Secretary


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